UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/10 - 6/30/10

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

FOXBY CORP.

SEMI-ANNUAL REPORT
June 30, 2010

Ticker:

FXBY

11 Hanover Square
New York, NY 10005

www.foxbycorp.com

* Investments by industry use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.  Industry percentages of less than 0.01% are not shown.

FOXBY
CORP.
	Ticker Symbol:	FXBY

11 Hanover Square, New York, NY 10005
www.foxbycorp.com

July 14, 2010

Dear Shareholders:

It is a pleasure to welcome our new Foxby Corp. shareholders who find the Fund’s flexible total return investment approach attractive and to submit this Foxby Corp. 2010 Semi-Annual Report for all shareholders.

As a closed end fund seeking total return, the Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds. The Fund may also invest defensively in high grade money market instruments. The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. The Fund may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as "leverage."

Economic and Market Report

The loss of momentum in the global economic recovery seems to have appeared at the end of the second quarter more sharply than anticipated, notably in the United States and China.  Global manufacturing output has been estimated to have risen by more than 12% from its recession low, but recently is seen to be rapidly decelerating, particularly in the United States, according to the Institute of Supply Management. In keeping its target rate to a range of between 0% and 0.25%, the U.S. Federal Reserve Open Market Committee only modestly reduced its 2010 growth forecast, however, in its June meeting minutes and maintained the same qualitative outlook for a “continued, moderate recovery.”  While still impressive, China’s GDP growth slowed in the second quarter to 7.2% annualized from 10.8% in the first quarter, dragged down by the manufacturing sector, which gained only about 0.4% in the first two months of the quarter and apparently contracted in June. Europe appears to be recovering steadily, although also somewhat slowly. According to Eurostat, the European Union’s statistics agency, in May 2010 compared with May 2009, industrial production rose by 9.4% in the euro area. In contrast, in the developing economies of India, Korea, Malaysia, Thailand, and Peru, the central banks have increased their target interest rates, suggesting that the economic recoveries taking place in those countries are so robust that a tightening monetary policy would be prudent to slow down growth to more sustainable levels.

In the United States, slowing economic activity is illustrated in the June 5.0% drop in housing starts, to a seasonally adjusted annual rate of 549,000, following a fall in new home sales of 33% in May, according to the U.S. Commerce Department.  Accordingly, some economists are reducing estimates of U.S. GDP from over 3% to around 2% for the second quarter.  Not surprisingly, consumer sentiment has dropped to the levels set in March 2009.  Financial market returns reflected these economic trends, with the Standard & Poor’s 500 Index showing a positive first quarter return, then falling 11.43% in the second quarter, to end the first half of 2010 with a negative 6.65% result.

Total Return Strategy

In view of these unsettled market conditions, the Fund’s strategy in the first half of 2010 was to maintain its focus on larger, quality companies with attractive valuations, using fewer, but more concentrated, individual positions. Currently, the Fund’s holdings include some of the largest and best known U.S. companies in the insurance, technology, retail, and investment management industries.  The Fund’s returns in the first half of 2010, however, were reduced by write-downs among its holding of certain private companies in its portfolio, and the Fund’s net asset value total return in the six months was a negative 13.94%.  Nevertheless, the market return on the Fund’s shares was a positive 3.92%, as the market price discount to net asset value diminished over the period. Our current view of financial conditions continues to suggest that the Fund may benefit during the remainder of 2010 from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

At June 30, 2010, the Fund’s top ten holdings comprised approximately 70% of its net assets. As the Fund pursues its total return objective through its flexible investment approach, these holdings and allocations are subject to substantial change at any time. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of CEF Advisers, Inc., the Fund’s Investment Manager, own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely, Bassett S. Winmill Chairman

TOP TEN HOLDINGS - UNAUDITED
(at June 30, 2010)

1.	Apple Inc.	6.	Google, Inc.
2.	Berkshire Hathaway, Inc. Class B	7.	Amazon.com, Inc.
3.	SSgA Money Market Fund	8.	McDonald’s Corp.
4.	Franklin Resources Inc.	9.	The Home Depot, Inc.
5.	Proctor & Gamble Co.	10.	Wal-Mart Stores, Inc.

Top ten holdings comprise approximately 70% of total net assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

SCHEDULE OF PORTFOLIO INVESTMENTS - (UNAUDITED)
JUNE 30, 2010

Shares		Cost	Value
	COMMON STOCKS (90.77%)
	Diamond Exploration and Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	$320,129	$0

	Electronic Computers (14.23%)
2,100	Apple Inc. (a)	430,978	528,213

	Fire, Marine & Casualty Insurance (7.51%)
3,500	Berkshire Hathaway, Inc., Class B (a) (c) (d)	296,368	278,915

	Gold Exploration and Project Development (1.10%)
99,000	Etruscan Resources Inc. (a)	158,640	40,990
17,166	Q2 Gold Resources, Inc. (a) (b) (d)	0	0
		158,640	40,990
	Information Retrieval Services (5.99%)
500	Google, Inc. - Class A (a)	231,910	222,475

	Insurance Agents, Brokers and Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	225,000	0

	Investment Advice (6.96%)
3,000	Franklin Resources Inc. (d)	303,381	258,570

	National Commercial Banks (4.14%)
6,000	Wells Fargo & Company	163,265	153,600

	Operative Builders (2.20%)
5,000	Toll Brothers, Inc. (a) (d)	116,698	81,800

	Petroleum Refining (3.84%)
2,500	Exxon Mobil Corp.	171,549	142,675

	Pharmaceutical Preparations (3.84%)
10,000	Pfizer Inc	159,275	142,600

	Retail-Catalog & Mail Order Houses (5.89%)
2,000	Amazon.com, Inc. (a)	170,440	218,520

	Retail-Consulting and Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail-Eating Places (5.32%)
3,000	McDonald’s Corp.(d)	167,748	197,610

	Retail-Lumber & Other Building Materials Dealers (5.29%)
7,000	The Home Depot, Inc. (d)	191,873	196,490

	Retail-Variety Stores (4.92%)
3,800	Wal-Mart Stores, Inc.	196,260	182,666

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (CONTINUED)
Shares		Cost	Value
	COMMON STOCKS - continued
	Security Brokers, Dealers & Flotation Companies (6.04%)
1,000	The Goldman Sachs Group, Inc	$ 184,940	$ 131,270
4,000	Morgan Stanley	120,560	92,840
		305,500	224,110
	Services - Prepackaged Software (3.72%)
6,000	Microsoft Corp.	141,020	138,060

	Smelting (0%)
47,721	China Silicon Corp. (a) (b)	50,601	0

	Soap, Detergents, Cleaning Preparations, Perfumes,
	Cosmetics (6.46%)
4,000	The Procter & Gamble Company	234,390	239,920

	Telephone & Telegraph Apparatus (3.32%)
2,500	Research In Motion Limited (a)	182,820	123,150

	Total common stocks	4,217,845	3,370,364

	PREFERRED STOCKS (2.98%)
	Retail-Consulting and Investment (2.98%)
160,787	Amerivon Holdings LLC (a) (b)	442,164	110,546

	Smelting (0%)
945	China Silicon Corp. (a) (b)	224,910	0

	Total preferred stocks
		667,074	110,546

Units

	WARRANTS (0%) (a)
23,626	China Silicon Corp., expiring 7/18/10 (b)	0	0
219,000	Nord Resources Corp., expiring 6/05/12 (b)	0	0

	Total warrants	0	0

Shares
	MONEY MARKET FUND (7.20%)
267,436	SSgA Money Market Fund, 0.01% (e)	267,436	267,436

	SECURITIES HELD AS COLLATERAL ON
	LOANED SECURITIES (9.51%)
353,186	State Street Navigator Securities Lending Prime Portfolio	353,186	353,186

	Total investments (110.46%)	$5,505,541	4,101,532

	Liabilities in excess of other assets (-10.46%)		(388,586)

	Net assets (100.00%)		$3,712,946

	(a) Non-income producing.
	(b) Illiquid and/or restricted security that has been fair valued.
	(c) Fully or partially pledged as collateral on bank credit facility.
	(d) All or a portion of this security was on loan.
	(e) Rate represents the 7 day annualized yield at June 30, 2010.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
June 30, 2010 (Unaudited)		Six Months Ended June 30, 2010 (Unaudited)

ASSETS		INVESTMENT INCOME
Investments at value (cost: $5,505,541)	$4,101,532	Dividends	$33,795
Receivables:		Interest	4,357
Dividends	662	Income from securities loaned	488
Income from securities loaned	83
Other assets	279	Total investment income	38,640
Total assets	4,102,556

		EXPENSES
LIABILITIES		Bookkeeping and pricing	10,440
Collateral on securities loaned, at value	353,186	Investment management	10,377
Accrued expenses	32,845	Auditing	9,100
Administrative services payable	2,061	Shareholder communications	6,150
Investment management fee payable	1,518	Administrative services	5,285
Total liabilities	389,610	Legal	4,640
		Directors	1,440
NET ASSETS	$3,712,946	Transfer agent	1,440
		Interest and fees on bank credit facility	1,093
NET ASSET VALUE PER SHARE		Total expenses	49,965
(applicable to 2,610,050		Net investment loss	(11,325)
shares outstanding: 500,000,000
shares of $.01 par value authorized)	$1.42	REALIZED AND UNREALIZED GAIN (LOSS)
		Net realized gain (loss) on
NET ASSETS CONSIST OF		Investments	(760,344)
Paid in capital	$9,274,449	Foreign currencies	79,176
Accumulated investment income	(11,325)	Unrealized appreciation (depreciation) on:
Accumulated net realized loss on		Investments	190,896
Investments	(4,146,170)	Translation of assets and liabilities
Net unrealized depreciation		in foreign currencies	(87,423)
on investments and foreign currencies	(1,404,008)	Net realized and unrealized loss	(577,695)
	$3,712,946	Net decrease in net assets resulting
		from operations	$(589,020)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
OPERATIONS
Net investment income (loss)	$(11,325)	$3,417
Net realized loss	(681,168)	(125,465)
Unrealized appreciation	103,473	1,127,263
Net increase (decrease) in net assets resulting from operations	(589,020)	1,005,215

Total change in net assets	(589,020)	1,005,215
NET ASSETS
Beginning of period	4,301,966	3,296,751

End of period	$3,712,946	$4,301,966

End of period net assets include undistributed net investment loss	$(11,325)	$-

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED)
JUNE 30, 2010

1. Organization and Significant Accounting Policies

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the market value of the security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale.  The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. All of a Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.  Derivative instruments include written option, purchased options, futures contracts, forward foreign

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

currency exchange contracts, and swap agreements.  For the six months ended June 30, 2010, the Fund did not invest in any derivative instruments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified.  Interest income is recorded on the accrual basis.  Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund.  Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2007 – 2009) or expected to be taken in the Fund’s 2010 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

Indemnifications – The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

Recently Issued Accounting Standards Updates – In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Fund to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3.  The Fund adopted the ASU on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1%.  Certain officers and directors of the Fund are officers and directors of the Investment Manager.   Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the six months ended June 30, 2010, the Fund incurred total administrative cost of $5,285, comprised of $3,526 and $1,759 for compliance and accounting services, respectively.

3. Distributions to Shareholders and Distributable Earnings

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(3,465,002)
Unrealized depreciation	(1,507,481)
$(4,972,483)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the income from passive foreign investment companies.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, permanent differences between book and tax accounting have been reclassified by decreasing accumulated investment loss by $3,531, decreasing accumulated net realized loss on investments by $6,343,522 and decreasing paid in capital by $6,347,053.

At December 31, 2009, the Fund had a net capital loss carryover of $3,465,002, of which $414,304, $837,334, $211,845, $1,033,624 and $967,895 expires in 2010, 2011, 2013, 2016, and 2017, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

4. Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks
Diamond Exploration and Project Development	$--	$--	$0	$0
Electronic Computers	528,213	--	--	528,213
Fire, Marine & Casualty Insurance	278,915	--	--	278,915
Gold Exploration and Project Development	40,990	--	0	40,990
Information Retrieval Services	222,475	--	--	222,475
Insurance Agents, Brokers and Services	--	--	0	0
Investment Advice	258,570	--	--	258,570
National Commercial Banks	153,600	--	--	153,600
Operative Builders	81,800	--	--	81,800
Petroleum Refining	142,675	--	--	142,675
Pharmaceutical Preparations	142,600	--	--	142,600
Retail - Catalog & Mail Order Houses	218,520	--	--	218,520
Retail Consulting and Investment	--		--	0
Retail - Eating Places	197,610	--	--	197,610
Retail - Lumber & Other Building Materials Dealers	196,490	--	--	196,490
Retail - Variety Stores	182,666	--	--	182,666
Security Brokers, Dealers & Flotation Companies	224,110	--	--	224,110
Services - Prepackaged Software	138,060	--	--	138,060
Smelting	--	--	0	0
Soap, Detergents, Cleaning Preparations,
Perfumes, Cosmetics	239,920	--	--	239,920
Telephone & Telegraph Apparatus	123,150	--	--	123,150
Preferred stocks
Retail Consulting and Investment	--	--	110,546	110,546
Smelting	--	--	0	0
Warrants	$--	$--	$0	$0
Money market fund	267,436	--	--	267,436
Securities held as Collateral on Loaned Securities
Money market fund	353,186	--	--	353,186
Total investments	$3,990,986	$--	$110,546	$4,101,532

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2010.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total
Balance, December 31, 2009	$0	$56,228	$108,368	$0	$164,596

Cost of purchases	10,872	-	8,692	-	19,564
Change in unrealized depreciation	(10,872)	(56,228)	(6,514)	-	(73,614)
Conversion*	0	110,546	(110,546)	-	-
Transfers in or out of Level 3	-	-	-		-

Balance, June 30, 2010	$0	$110,546	$-	$0	$110,546

*At March 31, 2010, the Amerivon Holdings LLC 4% notes and the warrants associated with the notes were converted at no cost to 160,787 shares of Amerivon Holdings LLC Series A preferred shares and 72,728 common equity units, respectively.

5. Investment Transactions

Purchases and sales of securities, excluding short term investments, aggregated $167,058 and $243,360, respectively, for the six months ended June 30, 2010. At June 30, 2010, for federal income tax purposes the aggregate cost of securities was $5,505,541 and net unrealized depreciation was $1,404,009, comprised of gross unrealized appreciation of $185,324 and gross unrealized depreciation of $1,589,333.

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted.  Such securities have been valued at fair value in accordance with the procedures described in Note 1.  Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  Illiquid and/or restricted securities owned at June 30, 2010 were as follows:

	Acquisition
Security	Date	Cost	Value
China Silicon Corp. common shares	1/01/08-6/02/10	$50,601	$0
Amerivon Holdings LLC preferred shares	9/20/07	442,164	110,546
Amerivon Holdings LLC common equity units	9/20/07	0	0
China Silicon Corp. preferred shares	7/18/07	224,910	0
China Silicon Corp. warrants expiring 7/18/10	7/18/07	0	0
Q2 Gold Resources, Inc.	7/06/07	$0	$0
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	0	0
Etruscan Diamonds Ltd.	2/28/07	320,129	0
Safety Intelligence Systems Corp.	9/05/02	225,000	0

		$1,262,804	$110,546

Percent of net assets		34%	3%

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

7. Bank Credit Facility

The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”),  the Fund’s custodian. Global Income Fund, Inc. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000.  The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.50% per annum, calculated on the basis of actual days elapsed for a 360 day year. During the six months ended June 30, 2010, the Fund did not borrow from the credit facility. At June 30, 2010, there were investment securities pledged as collateral with a value of $4,542 and no outstanding borrowings under the credit facility.

8. Securities Lending

The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral.  The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less than 102% of the value of the securities on loan.  Cash deposits are invested in a registered money market fund.  The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day.  Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The value of loaned securities and related collateral outstanding at June 30, 2010 were $334,746 and $353,186, respectively.

9. Foreign Securities Risk

Investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

NOTES TO FINANCIAL STATEMENTS -  (UNAUDITED) (Continued)

10. Capital Stock

At June 30, 2010, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2010 and the year ended December 31, 2009.  At June 30, 2010, an affiliate of the Investment Manager owned approximately 24.5% of the Fund’s outstanding common stock.

11. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not repurchase any of its shares.

12. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

	Six Months
	Ended			Year Ended December 31,
	6/30/10
	(Unaudited)		2009	2008	2007	2006	2005
Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$1.65		$1.26	$3.43	$2.90	$2.50	$2.57

Income from investment operations:
Net investment income (loss) (1)	–	(2)	– (2)	(.04)	(.06)	(.04)	(.17)
Net realized and unrealized gain (loss)
on investments	(.23)		.39	(2.13)	.61	.44	.10
Total from investment operations	(.23)		.39	(2.17)	.55	.40	(.07)

Less distributions:
Dividends from net investment income	–		–	–	(.02)	–	–

Net asset value, end of period	$1.42		$1.65	$1.26	$3.43	$2.90	$2.50

Market value, end of period	$1.06		$1.02	$.55	$2.96	$2.41	$2.05

Total Return (3)
Based on net asset value	(13.94)%		30.95%	(63.27)%	19.09%	16.00%	(2.72)%
Based on market price	3.92%		85.45%	(81.42)%	23.67%	17.56%	(7.66)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,713		$4,302	$3,297	$8,947	$7,560	$6,513

Ratio of total expenses to average
net assets	2.38	%(4)	2.61%	3.76%	2.77%	2.34%	7.76%
Ratio of net expenses to average
net assets	2.38	%(4)	2.61%	3.76%	2.77%	2.33%	7.76%
Ratio of net expenses excluding loan
interest and fees to average net assets	2.32	%(4)	2.56%	3.35%	2.18%	1.90%	7.54%
Ratio of net investment income (loss) to
average net assets	(0.54	)%(4)	0.09%	(1.71)%	(1.78)%	(1.44)%	(6.78)%

Portfolio turnover rate	4.20%		85.91%	78.13%	69.86%	110.67%	26.92%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	The amount of net investment income was less than $.005 per share.

(3)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect bro- kerage commissions, if any.

(4)	Annualized.

See notes to financial statements.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Foxby Corp. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2010 to specifically consider the continuance of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s trading practices, including soft dollars; the investment manager’s management of relationships with the custodian, transfer agent, pricing agent, brokers, and other service providers; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; the terms of the Agreement; the investment manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.  The Board concluded that the investment manager is using soft dollars for the benefit of the Fund and its shareholders.  The directors further concluded that the investment manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is operating in the best interests of the Fund.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The directors also noted that the investment manager has managed the Fund for several years and indicated their belief that a long term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager’s in house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of others. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the invest-ment management fee, the Board considered information comparing the Fund’s management fee and expense ratio to those of comparable funds. The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio is within a higher range, excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager’s profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential “fall out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the investment manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.foxbycorp.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.foxbycorp.com.

FOXBYCORP.COM

Visit us on the web at www.foxbycorp.com.  The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@foxbycorp.com.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.ilstk.com
1-212-344-6310	1-800-757-5755

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director (2)	Other Public Company Directorships Held by Director (3)

Class I:
JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	5	0

Class II:
BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	5	0

Class III:
PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2002	5	0

Class IV:
THOMAS B. WINMILL, ESQ.(4) – He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, the other investment companies in the Investment Company Complex, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.	2002	5	Eagle Bulk Shipping Inc.

Class V:
BASSETT S. WINMILL(4) – He is Chairman of the Board of the Fund, the other investment company advised by the Investment Manager, and WCI. He is Chief Investment Strategist of the Investment Manager. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	2007	2	0

(1) Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable laws.

(2) The “Investment Company Complex” (“ICC”) is comprised of the Fund, Global Income Fund, Inc., Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc.  Global Income Fund, Inc. is advised by the Investment Manager and the Midas Funds are advised by an affiliate of the Investment Manager.

(3) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding funds within the ICC.

(4) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past 5 Years
Thomas O’Malley
Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, and Vice President of the ICC, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

Born on July 22, 1958

John F. Ramirez, Esq.
Secretary, Chief Compliance Officer, and Vice President since 2005 and Associate General Counsel since 2009. He is also Secretary, Chief Compliance Officer, Associate General Counsel, and Vice President of the ICC, the Investment Manager, and WCI. He is a member of the New York State Bar and the Chief Compliance Officer Committee and Compliance Advisory Committee
of the Investment Company Institute.

Born on April 29, 1977

*
Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 9, 2009.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY CORP.

11 Hanover Square New York, NY 10005

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

 Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

September 7, 2010	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 7, 2010	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

September 7, 2010	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

September 7, 2010	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer